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                                                                   EXHIBIT 10.16


                  AMENDMENT NO. 9 TO REVOLVING CREDIT AGREEMENT

                          Dated as of December 20, 2004

         This AMENDMENT NO. 9 TO REVOLVING CREDIT AGREEMENT, dated as of December 20, 2004 (this "Amendment"), amends that certain Revolving Credit Agreement, dated as of December 22, 1997 (as amended and in effect from time to time, the "Credit Agreement"), by and among PERKINS FAMILY RESTAURANTS, L.P., a Delaware limited partnership ("Perkins"), THE RESTAURANT COMPANY, a Delaware corporation ("TRC"), PERKINS RESTAURANTS, INC., a Minnesota corporation ("PRI"), PERKINS MANAGEMENT COMPANY, INC., a Delaware corporation ("PMC"), and PERKINS FINANCE CORP., a Delaware corporation ("PFC", and together with TRC, PRI and PMC, the "Original Guarantors"), FLEET NATIONAL BANK (f/k/a BankBoston, N.A.), a national banking association and the other lending institutions listed on
Schedule 1 thereto (the "Banks"), FLEET NATIONAL BANK (f/k/a BankBoston, N.A.), as agent and administrative agent for the Banks (the "Agent"), and BANK OF AMERICA, N.A. (f/k/a Nationsbank, N.A.), as Syndication Agent (the "Syndication Agent"). All capitalized terms used herein without definitions shall have the meanings given such terms in the Credit Agreement.

         WHEREAS, pursuant to the Joinder and Amendment No. 2, dated as of December 20, 1999, by and among Perkins, the Original Guarantors, the Banks, the Agent and the Syndication Agent, TRC joined the Credit Agreement and the Loan Documents and agreed to become a Borrower under the Credit Agreement and to comply with and be bound by all of the terms, conditions and covenants of the Credit Agreement and Loan Documents applicable to it as a Borrower;

         WHEREAS, as of the Merger Date, Perkins, PRI and PMC merged with and into TRC such that TRC became the sole Borrower under the Credit Agreement (TRC is hereinafter referred to as the "Borrower");

         WHEREAS, pursuant to a Guaranty, dated as of December 20, 1999, by The Restaurant Holding Corporation ("TRHC") in favor of the Agent and the Banks, TRHC has guaranteed all of the Borrower's obligations to the Banks and the Agent under or in respect of the Credit Agreement and the other Loan Documents and became a Guarantor under the Credit Agreement;

         WHEREAS, pursuant to a Guaranty, dated as of September 30, 2000, by The Restaurant Company of Minnesota ("TRCM") in favor of the Agent and the Banks, TRCM has guaranteed all of the Borrower's obligations to the Banks and the Agent under or in respect of the Credit Agreement and the other Loan Documents and became a Guarantor under the Credit Agreement;

         WHEREAS, pursuant to a Guaranty, dated as of September 30, 2000, by TRC Realty LLC in favor of the Agent and the Banks, TRC Realty LLC has guaranteed all of the Borrower's obligations to the Banks and the Agent under or in respect of the Credit Agreement and the other Loan Documents and became a Guarantor under the Credit Agreement;




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         WHEREAS, the Borrower has requested that the Banks and the Agent agree to amend certain of the terms of the Credit Agreement;

         WHEREAS, the Banks and the Agent have agreed to amend certain of the terms of the Credit Agreement upon the conditions set forth herein;

         NOW THEREFORE, in consideration of the mutual agreements contained in the Credit Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SS.1. AMENDMENTS TO CREDIT AGREEMENT.

         SS.1.1. DEFINITIONS. Section 1.1 of the Credit Agreement is hereby amended as follows:

                  (a) The definition of "Applicable Margin" set forth in Section
         1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "Applicable Margin. The Applicable Margin with respect to Revolving Credit Loans that are Base Rate Loans shall be 1.25%. The Applicable Margin with respect to Eurodollar Rate Loans and Letters of Credit shall be 3.25%."

                  (b) The definition of "Consolidated Cash Flow" set forth in
         Section 1.1 of the Credit Agreement is hereby amended by deleting the term "Maintenance Capital Expenditures" which appears in clause (h) of such definition and substituting in lieu thereof the term "Capital Expenditures".

                  (c) The definition of "Revolving Credit Loan Maturity Date" set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "Revolving Credit Loan Maturity Date. January 12, 2006."

                  (d) The following new definitions are added in alphabetical order:

                  "New Minnesota Property. See Section 9.13(d)."

                  "New Properties. See Section 10.6(b). "

                  "Sale Leaseback Properties. See Section 10.6(b)."

                  "Sale Leaseback Transaction. See Section 10.6(b)."

         SS.1.2. COMMITMENT FEE. The Credit Agreement is hereby further amended by deleting Section 2.2 in its entirety and substituting in lieu thereof the following new Section 2.2:

                  "2.2 COMMITMENT FEE. The Borrower agrees to pay to the Agent for the accounts of the Banks in accordance with their respective Revolving Credit Commitment Percentages a commitment fee at an annual rate equal to one-half of


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         one percent (0.50%) on the average daily amount during each calendar quarter or portion thereof from the Closing Date to the Revolving Credit Loan Maturity Date by which the Total Revolving Credit Commitment exceeds the sum of (i) the Outstanding amount of Revolving Credit Loans, plus (ii) the Maximum Drawing Amount, plus (iii) all Unpaid Reimbursement Obligations during such calendar quarter. The commitment fee shall be payable quarterly in arrears on the last day of each calendar quarter for the calendar quarter then ending, with a final payment on the Revolving Credit Loan Maturity Date or any earlier date on which the Revolving Credit Commitments shall terminate."

         SS.1.3. LETTER OF CREDIT EXPIRY DATE. The Credit Agreement is hereby further amended by deleting clause (b) of the first sentence of Section 5.1.3 in its entirety and substituting in lieu thereof the following:

                  "(b) have an expiry date no later than the date which is fourteen (14) days (or, if the Letter of Credit is confirmed by a confirmer or otherwise provides for one or more nominated persons, forty-five (45) days) prior to the Revolving Credit Loan Maturity Date."

         SS.1.4. RELEASE AND GRANT OF CERTAIN LIENS. The Credit Agreement is hereby further amended by adding the following subsection (d) to Section 9.13:

                  "(d) The parties hereto agree that the Agent shall provide a release of the liens granted by the Borrower to the Agent, for the benefit of the Banks and the Agent, including without limitation any mortgage or deed of trust and any Uniform Commercial Code financing statement, upon the fee-owned property constituting Collateral and located at 951 West 78th Street, Chanhassen, Minnesota, provided that the Borrower shall, simultaneously with such release of liens, grant to the Agent, for the benefit of the Banks and the Agent, liens upon Borrower's fee-owned property located at 4917 Eden Avenue, Edina, Minnesota (the "New Minnesota Property"), such liens to include without limitation a fully executed mortgage or deed of trust over the New Minnesota Property, in form and substance satisfactory to the Agent, together with title insurance polices, evidences of insurances with the Agent named as loss payee and additional insured, legal opinions and other documents and certificates with respect to the New Minnesota Property as was required for Real Estate of the Borrower or any of its Subsidiaries subject to mortgages as of the Closing Date. The Borrower further agrees that following the taking of such actions with respect to the New Minnesota Property, the Agent shall have for the benefit of the Banks and the Agent a valid and enforceable first priority mortgage or deed of trust over the New Minnesota Property, free and clear of all defects and encumbrances except for Permitted Liens."

         SS.1.5. DISPOSITION OF ASSETS. The Credit Agreement is hereby further amended by deleting Section 10.5(b) in its entirety and substituting in lieu thereof the following:

                  "(b) become a party to or agree to or effect the disposition of any substantial assets, other than sales of inventory in the ordinary course of business, consistent with past practices; provided, however, that if there is no Default or Event of Default in existence at the time and none would be created as a result of such action, such



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         Persons may dispose of additional assets in the ordinary course of business with an aggregate book value not to exceed, on a cumulative basis from the Closing Date, $37,000,000."

         SS.1.6. SALE AND LEASEBACK. The Credit Agreement is hereby further amended by deleting Section 10.6 in its entirety and substituting in lieu thereof the following:

                  "10.6 SALE AND LEASEBACK.

                           (a) The Borrower will not, and will not permit any of
                  its Subsidiaries to, enter into any arrangement, directly or indirectly, whereby the Borrower or any Subsidiary of the Borrower shall sell or transfer any property owned by it in order then or thereafter to lease such property or lease other property that the Borrower or any Subsidiary of the Borrower intends to use for substantially the same purpose as the property being sold or transferred, unless such transaction (hereinafter referred to as a "Sale Leaseback Transaction") would be a permitted disposition of assets under Section 10.5 and the obligations of the Borrower or such Subsidiary as lessee would constitute permitted Indebtedness under Section 10.1.

                           (b) Upon the Borrower's written request, Agent shall
                  release the liens, including without limitation any mortgage or deed of trust granted by the Borrower to the Agent, for the benefit of the Banks and the Agent, together with any Uniform Commercial Code financing statements, existing upon the fee-owned properties constituting Collateral which are the subjects of a Sale Leaseback Transaction consummated prior to the Revolving Credit Loan Maturity Date (the "Sale Leaseback Properties"), provided that (i) the Borrower may request such release of liens upon no more than thirteen (13) Sale Leaseback Properties, (ii) fee-owned properties opened for business by the Borrower subsequent to the Closing Date ("New Properties") shall become Collateral under this Credit Agreement in a number and value equal to the number and value at least of the Sale Leaseback Properties, (iii) simultaneously with the consummation of any Sale Leaseback Transaction, the Borrower shall grant to the Agent, for the benefit of the Banks and the Agent, liens upon the New Properties, such liens to include without limitation a fully executed mortgage or deed of trust over the New Properties, in form and substance satisfactory to the Agent, together with title insurance polices, evidences of insurances with the Agent named as loss payee and additional insured, legal opinions and other documents and certificates with respect to such New Properties as was required for Real Estate of the Borrower or any of its Subsidiaries as of the Closing Date,
                  (iv) following the taking of such actions with respect to such New Properties, the Agent shall have for the benefit of the Banks and the Agent valid and enforceable first priority mortgages or deeds of trust over the New Properties, free and clear of all defects and encumbrances except for Permitted Liens, and (v) the value of the liens granted by the Borrower on the New Properties shall be comparable to or greater than the value of the liens granted by the Borrower on the Sale Leaseback Properties."


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                                       5

         SS.1.7. NET WORTH. The Credit Agreement is hereby further amended by deleting Section 11.2 in its entirety and substituting in lieu thereof the following new Section 11.2:

                  "11.2  INTENTIONALLY OMITTED."

         SS.1.8. CASH FLOW RATIO. The Credit Agreement is hereby further amended by deleting Section 11.3 in its entirety and substituting in lieu thereof the following new Section 11.3:

                  "11.3 CASH FLOW RATIO. The Borrower will not permit the Cash Flow Ratio, determined at the end of each fiscal quarter of the Borrower, to be less than 1.05:1."

         SS.1.9. INTEREST COVERAGE RATIO. The Credit Agreement is hereby further amended by deleting Section 11.4 in its entirety and substituting in lieu thereof the following new Section 11.4:

                  "11.4  INTENTIONALLY OMITTED."

         SS.1.10. CAPITAL EXPENDITURES. The Credit Agreement is hereby further amended by deleting Section 11.5 in its entirety and substituting in lieu thereof the following new Section 11.5:

                  "11.5  INTENTIONALLY OMITTED."

         SS.1.11. MINIMUM EBITDA. The Credit Agreement is hereby further amended by adding the following new Section 11.6:

                  "11.6 MINIMUM EBITDA. The Borrower will not permit Consolidated EBITDA for the twelve fiscal month period ending on the last day of each fiscal quarter of the Borrower, to be less than $36,000,000."

         SS.2. REPRESENTATIONS AND WARRANTIES. The Borrower and each of the Guarantors jointly and severally represent and warrant to the Banks and the Agent as follows:

                  (a) Representations and Warranties in Credit Agreement. The representations and warranties of the Borrower and the Guarantors contained in the Credit Agreement, each as amended by this Amendment,
         (i) were true and correct in all material respects when made, and (ii) except to the extent such representations and warranties by their terms are made solely as of a prior date, continue to be true and correct in all material respects on the date hereof.

                  (b) Authority, Etc. The execution and delivery by the Borrower and each of the Guarantors of this Amendment and the performance by the Borrower and each of the Guarantors of all of their agreements and obligations under this Amendment and the Credit Agreement as amended hereby (i) are within the corporate authority of the Borrower and each of the Guarantors, (ii) have been duly authorized by all necessary corporate proceedings by the Borrower and each of the Guarantors, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Borrower or any of the Guarantors is subject or any judgment, order, writ, injunction, license or permit


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                                       6


         applicable to the Borrower or any of the Guarantors, and (iv) do not conflict with any provision of any corporate charter or by-laws of, or any agreement or other instrument binding upon, the Borrower or any Guarantor.

                  (c) Enforceability of Obligations. This Amendment, and the Credit Agreement as amended hereby, constitute the legal, valid and binding obligations of the Borrower and each of the Guarantors enforceable against each such Person in accordance with their respective terms. Immediately prior to and immediately after and after giving effect to this Amendment, no Default or Event of Default exists under the Credit Agreement or any other Loan Document.

         SS.3. AFFIRMATION OF BORROWER AND THE GUARANTORS.

                  (a) The Borrower hereby affirms its absolute and unconditional promise to pay to each Bank and the Agent the Obligations due under the Notes, the Credit Agreement as amended hereby, and the other Loan Documents, at the times and in the amounts provided for therein. The Borrower confirms and agrees that (i) the Obligations of the Borrower to the Banks and the Agent under the Credit Agreement as amended hereby are secured by and entitled to the benefits of the Security Documents and (ii) all references to the term "Credit Agreement" in the Security Documents shall hereafter refer to the Credit Agreement as amended hereby.

                  (b) Each of the Guarantors hereby acknowledges that it has read and is aware of the provisions of this Amendment. Each of the Guarantors hereby reaffirms its absolute and unconditional guaranty of the Borrower's payment and performance of the Obligations to the Banks and the Agent under the Credit Agreement, as amended hereby. Each of the Guarantors hereby confirms and agrees that the Guaranty shall hereafter constitute a guaranty of the Obligations under the Credit Agreement as amended hereby.

         SS.4. CONDITIONS TO EFFECTIVENESS. This Amendment shall be effective as of the date hereof upon the satisfaction of each of the following conditions precedent:

                  (a) The Agent shall have received an original counterpart signature to this Amendment, duly executed and delivered by the Borrower, the Guarantors, the Banks and the Agent;

                  (b) The Borrower shall have paid to the Agent, for the pro rata account of each Bank, a non-refundable amendment fee in an amount equal to fifteen hundredths of one percent (0.15%) on such Bank's Revolving Credit Commitment (after giving effect to this Amendment).

         SS.5. MISCELLANEOUS PROVISIONS.

                  (a) Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement shall be read and construed as one instrument. Nothing



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         contained in this Amendment (i) shall be construed to imply a willingness on the part of the Banks or the Agent to grant any similar or other future amendment of any of the terms and conditions of the Credit Agreement or the other Loan Documents and (ii) shall in any way prejudice, impair or effect any rights or remedies of the Banks and the Agent under the Credit Agreement or the other Loan Documents.

                  (b) THIS AMENDMENT IS INTENDED TO TAKE EFFECT AS AN AGREEMENT UNDER SEAL AND SHALL BE CONSTRUED ACCORDING TO AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

                  (c) This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

                  (d) Headings or captions used in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

                  (e) The Borrower hereby agrees to pay to the Agent, on demand by the Agent, all reasonable out-of-pocket costs and expenses incurred or sustained by the Agent in connection with the preparation of this Amendment (including reasonable legal fees and expenses).

                            [SIGNATURE PAGES FOLLOW]



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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as an agreement under seal as of the date first written above.

                                       THE RESTAURANT COMPANY


                                       By: /s/ Michael P. Donahoe
                                           ------------------------------------
                                           Name: Michael P. Donahoe
                                           Title: CFO/EVP


                                       THE RESTAURANT HOLDING
                                       CORPORATION, as Guarantor



                                       By: /s/ Michael P. Donahoe
                                           ------------------------------------
                                           Name: Michael P. Donahoe
                                           Title: CFO/EVP


                                       PERKINS FINANCE CORP., as Guarantor


                                       By: /s/ Michael P. Donahoe
                                           ------------------------------------
                                           Name: Michael P. Donahoe
                                           Title: CFO/EVP


                                       THE RESTAURANT COMPANY OF
                                       MINNESOTA, as Guarantor



                                       By: /s/ Michael P. Donahoe
                                           ------------------------------------
                                           Name: Michael P. Donahoe
                                           Title: CFO/EVP


                                       TRC REALTY LLC, as Guarantor



                                       By: /s/ Michael P. Donahoe
                                           ------------------------------------
                                           Name: Michael P. Donahoe
                                           Title: CFO/EVP


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                                       FLEET NATIONAL BANK (f/k/a BankBoston,
                                       N.A.), individually and as Agent


                                       By: /s/ Cristin M. O'Hara
                                           ------------------------------------
                                           Name: Cristin M. O'Hara
                                           Title: Director


                                       BANK OF AMERICA, N.A. (f/k/a
                                       Nationsbank, N.A.), individually
                                       and as Syndication Agent


                                       By: /s/ Cristin M. O'Hara
                                           ------------------------------------
                                           Name: Cristin M. O'Hara
                                           Title: Director


                                       AMSOUTH BANK (f/k/a First American
                                       National Bank)


                                       By: /s/ Elizabeth H. Vaughn
                                           ------------------------------------
                                           Name: Elizabeth H. Vaughn
                                           Title: Vice President


                                       SUNTRUST BANK


                                       By: /s/ Susan M. Hall
                                           ------------------------------------
                                           Name: Susan M. Hall
                                           Title: Managing Director